Prepaid Financing Expense	12 Months Ended
Feb. 29, 2024
Prepaid Financing Expense
Prepaid Financing Expense

8.	Prepaid Financing Expense

On December 29, 2023, the Company entered into a credit facility (the “Credit Facility”) with members of its management team and board of directors to establish a revolving credit facility of $2,100,000 with a term of two years. The Company issued 5,250,000 share purchase warrants as compensation for entering into the Credit Facility, of which 2,625,000 warrants vested immediately. The fair value of the vested warrants was estimated to be $798,188 (Note 13) and is being amortized over the term of the Credit Facility. The remaining warrants will vest as advances are taken under the Credit Facility.

A continuity of the prepaid financing expense is as follows:

$
Balance, February 28, 2023 and 2022	—
Additions during the year	798,188
Amortization for the year	(66,516)
Balance, February 29, 2024	731,672